QUARTERLY INFORMATION (unaudited)	12 Months Ended
Feb. 29, 2020
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY INFORMATION (unaudited)
NOTE 1
6
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QUARTERLY INFORMATION (unaudited)
The summarized quarterly financial data presented below reflects all adjustments, which in the opinion of management, are of a normal and recurring nature and are necessary for a fair statement of the results for the interim periods presented (in millions):

	Fiscal 2019
	53 Weeks	Last 13 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$62,455.1	$15,436.8	$14,103.2	$14,176.7	$18,738.4
Gross profit	17,594.2	4,418.0	3,995.1	3,941.5	5,239.6
Operating income	1,437.1	326.6	206.6	582.4	321.5
Income before income taxes	599.2	90.1	67.7	376.7	64.7
Income tax expense	132.8	22.3	12.9	81.9	15.7

Net income	$466.4	$67.8	$54.8	$294.8	$49.0

Basic and diluted net income per common share	$1.67	$0.24	$0.20	$1.05	$0.18

Net income for the second quarter of fiscal 2019 includes the Company’s $463.6 million net gain related to three separate sale leaseback transactions, which is included as a component of (Gain) loss on property dispositions and impairment losses, net.

	Fiscal 2018
	52 Weeks	Last 12 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$60,534.5	$14,016.6	$13,840.4	$14,024.1	$18,653.4
Gross profit	16,894.6	4,058.7	3,852.4	3,812.8	5,170.7
Operating income	787.3	288.4	174.4	131.4	193.1
Income (loss) before income taxes	52.2	137.0	(19.8)	(44.3)	(20.7)
Income tax (benefit) expense	(78.9)	1.4	(65.4)	(11.9)	(3.0)

Net income (loss)	$131.1	$135.6	$45.6	$(32.4)	$(17.7)

Basic and diluted net income (loss) per common share	$0.47	$0.49	$0.16	$(0.12)	$(0.06)

Net income for the third quarter of fiscal 2018 includes the Company’s provisional SAB 118 adjustment of $60.3 million related to the Tax Cuts and Jobs Act (the “Tax Act”). Net income for the second quarter of fiscal 2018 includes the Company’s $135.8 million net gain on property dispositions and impairment losses.